Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
June 30, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.3858%



        Excess Protection Level
          3 Month Average 6.04%
          June, 1999 5.24%
          May, 1999  7.66%
          April, 1999 5.22%


        Cash Yield17.44%


        Investor Charge Offs 5.06%


        Base Rate 7.13%


        Over 30 Day Delinquency 4.82%


        Seller's Interest11.01%


        Total Payment Rate13.71%


        Total Principal Balance$44,380,968,357.42


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,888,448,838.93